UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934


       Date of Report (Date of earliest event reported): November 7, 2005

                        ELECTRONIC CONTROL SECURITY INC.
             (Exact name of registrant as specified in its charter)

           New Jersey                     0-30810               22-2138196
  (State or other jurisdiction         (Commission             IRS Employer
       of incorporation)               File Number)         Identification No.)

                790 Bloomfield Avenue, Clifton, New Jersey 07012

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (973) 574-8555

                                       N/A

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On November 7, 2005, Electronic Control Security Inc issued a press release announcing that it has appointed leading nuclear security and public relations experts Edward V. Badolato and Juda S. Engelmayer to its Advisory Board

A copy of the press release is attached hereto as exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Number      Exhibit Description
------      -------------------

99.1 Press release dated October 12, 2005, titled "Electronic Control Security Inc Appoints Leading Nuclear Security and Public Relations Experts to Advisory Board"

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ELECTRONIC CONTROL SECURITY INC.

Date: November 7, 2005          By: /s/ Arthur Barchenko
                                    ------------------------
                                    Name: Arthur Barchenko
                                    Title:    President

EXHIBIT INDEX
-------------

99.1    Press release issued by the Company on November 4, 2005.